                                                                Exhibit 10.57(a)




March 31, 1995


Enron Oil & Gas Company
1400 Smith Street
Houston, TX  77002


      RE:        Natural Gas Swap Transactions


Ladies and Gentlemen:

      This letter serves to confirm our mutual understanding with respect to the certain agreements by Enron Oil & Gas Company, a Delaware corporation ("EOG"), to make assignments to Enron Corp., a Delaware corporation ("Enron"), and to Enron Capital & Trade Resources Corp., a Delaware corporation ("ECT"); and the obligations of Enron and ECT to enter into certain swap transactions in consideration for such assignments. Unless otherwise defined herein, all capitalized terms shall have the meaning assigned such terms in the Receivable Sale and Service Agreement (the "Sale Agreement") of even date herewith among ECT, State Street Bank and Trust Company, as Trustee of the Contract Funding One Trust, the purchasers named therein, and Citibank, N.A., as agent for the Purchasers.

      In connection with the transactions contemplated by the Sale Agreement, EOG is, of even date herewith, (a) assigning to Enron, who is immediately thereafter assigning to ECT, the Fuel Supply Contract (and certain related fuel purchase contracts), and (b) assigning to ECT the Paribas/Westpac Hedging Agreements. As consideration for such assignments, ECT and EOG are entering into the natural gas swap transactions (the "Swap Transactions") described in Exhibit A attached hereto. As further consideration for such assignments, Enron hereby guaranties to EOG that ECT will promptly pay and perform its obligations to EOG pursuant to this letter and the Swap Transactions.

      The parties recognize that (in connection with the transactions contemplated by the Sale Agreement) ECT is establishing an Available Liquidity Commitment (in the amount of $2,000,000) and is funding a Reserve Account (in the amount of $2,000,000). As further consideration for such assignments and the Swap Transactions, EOG and ECT have agreed to the following payment scheme (with respect to the Available Liquidity Commitment and the Reserve Account):

           (a) As soon as practicable after the end of calendar year 1995, ECT will determine the amount (if any) by which the funds in the Reserve Account and the Available Liquidity Commitment (existing as of the end of 1995) exceed $4,000,000

      (such excess, not to exceed $500,000, the "Reserve Excess"). Promptly thereafter ECT will notify EOG in writing of the amount of the Reserve Excess.


           (b) Commencing January 1, 1996, through the Retirement Date, the Reserve Excess will accrue a notional amount of interest at the per annum rate (compounded monthly) equal to the discount rate used to calculate the present value of the Receivable Asset. As referenced herein, the "ECT Retained Amount" means the sum of (i) the Reserve Excess, plus (ii) such notional interest accrual through the Retirement Date, plus (iii) $4,000,000.

           (c) If on the Retirement Date, the sum of the amounts in the Reserve Account and the Available Liquidity Commitment is less than the ECT Retained Amount, then EOG will pay to ECT (in immediately available funds on the Retirement Date) the difference between such sum and the ECT Retained Amount.

           (d) If on the Retirement Date, the sum of the amounts in the Reserve Account and the Available Liquidity Commitment is greater than the ECT Retained Amount, then ECT will distribute to EOG (from the Reserve Account in immediately available funds on the Retirement Date) the difference between such sum and the ECT Retained Amount.

           (e) In all instances, ECT will be entitled to receive on the Retirement Date the first distribution of funds from the Reserve Account until ECT has received an amount which (when combined with the amount of the Available Liquidity Commitment as of the Retirement Date) equals the ECT Retained Amount.

           (f) Subject to compliance with any confidentiality covenants to which ECT may be bound, ECT will provide EOG with access to such books and records as is necessary for EOG to confirm the accuracy of the payment and distribution of funds in compliance with clauses (a) through
      (e) above.

      This letter is essential to the understanding of the parties relating to the subject matter hereof and is not superseded or cancelled by any communications, understandings, and agreements dated on or after the date hereof (including the assignments described above and notwithstanding the provisions of such assignments to the contrary). This letter may not be amended or modified except in writing and executed by the parties hereto.

      This letter may be executed in counterparts which, when taken together, shall constitute one document. This letter shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the conflicts of laws principles thereof. This letter shall be binding upon the parties hereto and their respective successors and assigns.

      If the foregoing accurately reflects our mutual understandings, indicate your acknowledgement by signing in the space provided below.


                             ENRON CORP.



                             By:  /s/ Kurt S. Huneke
                                ___________________________________________
                             Name:    Kurt S. Huneke
                             Title:   Vice President, Finance and Treasurer



                             ENRON CAPITAL & TRADE RESOURCES CORP.



                             By: /s/  Andrew S. Fastow
                                ___________________________________________
                             Name:    Andrew S. Fastow
                             Title:   Vice President




Accepted and Agreed this
31st day of March, 1995

Enron Oil & Gas Company



By:  /s/  Mark G. Papa
   ___________________________________________
Name:     Mark G. Papa
Title:    President, North American Operations


-------------------------------------------------------------------------------------------
EXHIBIT A:  SCHEDULE FOR 200,000 MMBTUD ECT/EOG SWAP TRANSACTIONS
-------------------------------------------------------------------------------------------


                                                                   QUARTER         QUARTER
                    UNDISCOUNTED               DISCOUNTED        UNDISCOUNTED     DISCOUNTED
                    ------------               ----------        ------------     ----------
YEAR     MONTH           $           DISC%         $                  $               $
----     -----           -           -----         -                  -               -

-------------------------------------------------------------------------------------------
   1995     3        $1,600,000      1,000000     $1,600,000       $1,600,000    $1,600,000
-------------------------------------------------------------------------------------------
200,000     4        $3,166,666      0.993814     $3,147,078
-------------------------------------------------------------------------------------------
 MMBTUD     5        $3,166,667      0.987463     $3,126,966
-------------------------------------------------------------------------------------------
            6        $3,166,667      0.981355     $3,107,623       $9,500,000    $9,381,667
-------------------------------------------------------------------------------------------
            7        $3,166,666      0.975083     $3,087,761
-------------------------------------------------------------------------------------------
            8        $3,166,667      0.968851     $3,068,028
-------------------------------------------------------------------------------------------
            9        $3,166,667      0.962858     $3,049,050       $9,500,000    $9,204,839
-------------------------------------------------------------------------------------------
           10        $3,166,666      0.956704     $3,029,562
-------------------------------------------------------------------------------------------
           11        $3,166,667      0.950786     $3,010,823
-------------------------------------------------------------------------------------------
           12        $3,166,667      0.944710     $2,991,581       $9,500,000    $9,031,966
-------------------------------------------------------------------------------------------
                    $30,100,000                  $29,218,473
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   1996     1        $2,500,000      0.938672     $2,346,680
-------------------------------------------------------------------------------------------
200,000     2        $2,500,000      0.933252     $2,333,129
-------------------------------------------------------------------------------------------
 MMBTUD     3        $2,500,000      0.927287     $2,318,217       $7,500,000    $6,998,026
-------------------------------------------------------------------------------------------
            4        $2,500,000      0.921551     $2,303,878
-------------------------------------------------------------------------------------------
            5        $2,500,000      0.915661     $2,289,153
------------------------------------------------------------------------------------------
            6        $2,500,000      0.909997     $2,274,994       $7,500,000    $6,868,025
-------------------------------------------------------------------------------------------
            7        $2,500,000      0.904181     $2,260,454
-------------------------------------------------------------------------------------------
            8        $2,500,000      0.898403     $2,246,007
-------------------------------------------------------------------------------------------
            9        $2,500,000      0.892846     $2,232,114       $7,500,000    $6,738,574
-------------------------------------------------------------------------------------------
           10        $2,500,000      0.887139     $2,217,848
-------------------------------------------------------------------------------------------
           11        $2,500,000      0.881652     $2,204,129
-------------------------------------------------------------------------------------------
           12        $2,500,000      0.876017     $2,190,042       $7,500,000    $6,612,020
-------------------------------------------------------------------------------------------
                    $30,000,000                  $27,216,664
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   1997     1        $1,625,000      0.870418     $1,414,430
-------------------------------------------------------------------------------------------
200,000     2        $1,625,000      0.865392     $1,406,262
-------------------------------------------------------------------------------------------
 MMBTUD     3        $1,625,000      0.859861     $1,397,274       $4,875,000    $4,217,960
------------------------------------------------------------------------------------------
            4        $1,625,000      0.854542     $1,388,631
-------------------------------------------------------------------------------------------
            5        $1,625,000      0.849081     $1,379,756
-------------------------------------------------------------------------------------------
            6        $1,625,000      0.843829     $1,371,222       $4,875,000    $4,139,604
-------------------------------------------------------------------------------------------
            7        $1,625,000      0.838436     $1,362,458
-------------------------------------------------------------------------------------------
            8        $1,625,000      0.833077     $1,353,750
-------------------------------------------------------------------------------------------
            9        $1,625,000      0.827924     $1,345,377       $4,875,000    $4,061,585
-------------------------------------------------------------------------------------------
           10        $1,625,000      0.822633      $1,336,778
-------------------------------------------------------------------------------------------
           11        $1,625,000      0.817544     $1,328,509
-------------------------------------------------------------------------------------------
           12        $1,625,000      0.812319     $1,320,018       $4,875,000    $3,985,306
-------------------------------------------------------------------------------------------
                    $19,500,000                  $16,404,466
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
EXHIBIT A:  SCHEDULE FOR 200,000 MMBTUD ECT/EOG SWAP TRANSACTIONS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   1998     1       $683,333         0.807127        $551,537
-------------------------------------------------------------------------------------------
200,000     2       $683,333         0.802467        $548,352
-------------------------------------------------------------------------------------------
 MMBTUD     3       $683,333         0.797338        $544,848     $2,050,000     $1,644,737
-------------------------------------------------------------------------------------------
            4       $683,333         0.792406        $541,477
-------------------------------------------------------------------------------------------
            5       $683,333         0.787342        $538,017
-------------------------------------------------------------------------------------------
            6       $683,333         0.782471        $534,689     $2,050,000     $1,614,183
-------------------------------------------------------------------------------------------
            7       $683,333         0.777470        $531,272
-------------------------------------------------------------------------------------------
            8       $683,333         0.772502        $527,876
-------------------------------------------------------------------------------------------
            9       $683,333         0.767723        $524,611     $2,050,000     $1,583,758
-------------------------------------------------------------------------------------------
           10       $683,333         0.762817        $521,258
-------------------------------------------------------------------------------------------
           11       $683,333         0.758098        $518,034
-------------------------------------------------------------------------------------------
           12       $683,333         0.753253        $514,723     $2,050,000     $1,544,014
-------------------------------------------------------------------------------------------
                  $8,200,000                       $6,396,693
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   1999     1       $350,000         0.748439        $261,954
-------------------------------------------------------------------------------------------
200,000     2       $350,000         0.744117        $260,441
-------------------------------------------------------------------------------------------
 MMBTUD     3       $350,000         0.739361        $258,776     $1,050,000     $781,171
-------------------------------------------------------------------------------------------
            4       $350,000         0.734788        $257,176
-------------------------------------------------------------------------------------------
            5       $350,000         0.730092        $255,532
-------------------------------------------------------------------------------------------
            6       $350,000         0.725576        $253,951     $1,050,000     $766,659
-------------------------------------------------------------------------------------------
            7       $350,000         0.721059        $252,371
-------------------------------------------------------------------------------------------
            8       $350,000         0.716543        $250,790
-------------------------------------------------------------------------------------------
            9       $350,000         0.712027        $249,210     $1,050,000     $752,371
-------------------------------------------------------------------------------------------
           10       $350,000         0.707511        $247,629
-------------------------------------------------------------------------------------------
           11       $350,000         0.702995        $246,048
-------------------------------------------------------------------------------------------
           12       $350,000         0.698479        $244,468     $1,050,000     $738,145
-------------------------------------------------------------------------------------------
                  $4,200,000                       $3,038,346
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                 $92,000,000                      $82,274,621
                 -----------                      -----------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                 INCLUDES "ESTIMATED" MARKET CONTRACT IMPACT -$900,000
-------------------------------------------------------------------------------------------
                 INCLUDES "ESTIMATED" TRANSACTION COST =$700,000
-------------------------------------------------------------------------------------------
                 SCHEDULE SUBJECT TO CHANGE BASED ON:
-------------------------------------------------------------------------------------------
                                  FINAL INTEREST RATE CALCULATIONS
-------------------------------------------------------------------------------------------
                                  FINAL TRANSACTION COSTS AND
-------------------------------------------------------------------------------------------
                                  FINAL MARKET CONTRACT CALCULATIONS
-------------------------------------------------------------------------------------------